UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 12, 2007

DAG Media, Inc.

(Exact Name of Registrant as Specified in Charter)

New York	000-25991	11-3474831

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

192 Lexington Avenue, New York, NY	10016

(Address of Principal Executive Offices)	(Zip Code)

(212) 489-6800
(Registrant’s telephone number, including area code)

___________________Not applicable_____________________ (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01.  Other Events.

On June 11, 2007, DAG Media, Inc. (the “Company”) issued a press release regarding the formation of a new wholly-owned subsidiary named DAG Funding Solutions, Inc. (the “Subsidiary”). The Subsidiary was formed to carry out a new business initiative centered on offering short term commercial funding solutions and loan services to businesses. The details of the initiative are set forth in the press release, a copy of which is filed herewith.

Item 9.01.  Financial Statements and Exhibits..

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release of DAG Media dated June 11, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAG MEDIA, INC.

Dated: June 12, 2007	By: /s/ Assaf Ran

Name: Assaf Ran

Title:   President and Chief Executive Officer